Sharps Compliance



Defining Change Through Innovation

Investor Presentation

July 2007

SHARPS®
Defining Change Through Innovation...
Sharps Disposal By Mail™

Safe Harbor Statement




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These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe", "estimate", "anticipate", "project" and "expect" and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the effect of the Company's strategy and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Sharps Compliance Corp.





✓ OTC BB: SCOM.OB	
✓ Market capitalization*	$38.4 million
✓ 52-week range*	$3.99 - $0.80
✓ Recent price*	$3.25
✓ Total shares outstanding	11.8 million
✓ Diluted shares outstanding	13.4 million
✓ Avg. daily trading volume* *(3 mos.)*	14,106
✓ Insider ownership *(excluding options)*	41%
✓ Fiscal Year-End	June 30th

** As of 7/09/07*

Sharps Delivers Solutions






SHARPS
SHARPS DISPO
BY MAIL

Sharps Disposal by Mail System®


Customer
fills unit


Sharps
Tracer®

Internet-based tracking system

UPS

UNITED STATES POSTAL SERVICE



Texas incineration facility

Primary Target Market





Mail-Back System = Small Quantity Generator Market


RediClinic

- ✓ Cost effective
- ✓ Convenient
- ✓ Efficient
- ✓ Proven





Hospitals and Large Healthcare Facilities = Large Quantity Generator Market

$1 Billion Market Opportunity





9 to 10 million Americans legally self-inject

2 billion used syringes annually disposed of by SQG



< 1% Market Penetration to Date

Forces Driving Change





Government Regulations



California and Massachusetts

Non-Emergency Delivery


RediClinic

Growing Retail Settings

Expanding Health Issues



Growing Number of Injectable Drug Treatments

Strategy for Growth





Our growth strategy is to aggressively pursue larger sales opportunities in key growth markets while leveraging our operating, service and administrative infrastructure to increase profitability and shareholder value.





Key Growth Markets





Pharmaceutical Manufacturers



Commercial/ Industrial




RediClinic

Retail Clinics/ Flu Shots



Professional

Multiple Channels to Market





Q3 FY2007 TTM
Revenue = $11.8M


Retail = 9.9%
Commercial/ Industrial = 4.5%
Hospitality = 6.9%
Professional = 4.7%
Others = 6.0%
Pharmaceutical = 5.5%
Agricultural = 4.7%
Home Healthcare = 57.8%



Filling the Pipeline





- 6 Direct Sales: Regional and target market focused
- Strong telesales approach
- Targeted Internet Marketing
- Distributor Relationships

✓ **Recent improvements:**

- ✓New Senior V.P. with pharmaceutical and managed care background
- ✓Strengthened inside and telemarketing sales efforts

Solid Business Model






Recurring Revenue
Early Market Penetration
15 - 40% Quarterly Revenue Growth
First Mover Advantage
Strong Margins
Solid, Experienced Management
Business Model Building Blocks

Sharps Compliance



Defining Change Through Innovation

Financial Highlights

Defining Change Through Innovation...
Sharps Disposal By Mail™

Rapid Revenue Growth



($ in thousands)


5 year CAGR = 11.9%
$6,513
$8,419
$8,619
$9,001
$10,563
$11,774
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
Q3 FY 2007 TTM


Customer Billings Quarterly Trend
+19%
$7,830
$9,289
Q3 FYTD 2006
Q3 FYTD 2007

Realizing Operating Leverage






Fiscal Year Operating Margin
9.9%
3.6%
-0.8%
-1.9%
-15.2%
FY 2003
FY 2004
FY 2005
FY 2006
Q3 FYTD 2007*


Operating Margin Quarterly Trend
9.9%
4.3%
Q3 FYTD 2006
Q3 FYTD 2007*

** Excludes $138,000 Q3 FY2007 special charge.*

Bottom-line Profitability





($ in thousands)

Fiscal Year Net Income



$930
$382
-$1,278
-$118
-$193
FY 2003
FY 2004
FY 2005
FY 2006
Q3 FYTD 2007*

Net Income Quarterly Trend



$930
$329
Q3 FYTD 2006
Q3 FYTD 2007*

	Q3 FYTD 2006	Q3 FYTD 2007*
Earnings per share	$0.03	$0.08

** Excludes $138,000 Q3 FY2007 special charge.*

Strong Balance Sheet to Fund Future Growth





(As of and for the period ending March 31, 2007)

Cash and cash equivalents

$1.6M

EBITDA (Third Quarter FYTD 2007)*

$1.04M

Line of Credit

$2.5M

** Computed as operating income for the nine months ended March 31, 2007 of $760,333 plus depreciation and amortization of $142,002 and a special charge of $138,000.*

Sharps Compliance



Defining Change Through Innovation

Strategy and Outlook

SHARPS
Defining Change Through Innovation
Sharps Disposal By Mail™

Converging Factors For Success





- Government regulations driving change
- Experienced management team
- Sales and marketing traction
- Market leader
- Lack of significant competition in SQG market
- Strong Board membership



Investment Potential





Leader in the Small Quantity Generator Market

Vertically Integrated

Recognized name brand

Value-added products and services

Consistent high-quality performance

Powerful operating leverage

Developing strong, nationwide customer base

Sharps Compliance


Defining
Change
Through
Innovation

Investor Presentation

July 2007

SHARPS
Defining Change Through Innovation...
Sharps Disposal By Mail™